SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 NBTY, INC.
  ---------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


  ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [X]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

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         (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)   Proposed maximum aggregate value of transaction:

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         (5)   Total fee paid:

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   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

               ---------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

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         (3)   Filing party:

               ---------------------------------------------------------------
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                                 "NBTY Logo"





                               PROXY STATEMENT
                                     for
                                May 14, 2001
                       Annual Meeting of Stockholders
                                of NBTY, Inc.

NBTY, Inc.
90 Orville Drive
Bohemia, New York 11716

Scott Rudolph
Chairman of the Board, President and
Chief Executive Officer




                                                                    "NBTY Logo"

                                                                 April 17, 2001



Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of stockholders of NBTY, Inc. to be held on May 14, 2001 at the Wyndham Windwatch Hotel, 1717 Motor Parkway, Hauppauge, New York. On the following pages you will find information about the meeting together with a Proxy Statement.

      At the meeting we will review NBTY's operations, discuss fiscal 2000 financial statements and report on our fiscal first half results as well as our plans for the future. A question and answer session for stockholders will follow.

      Your vote is important to us. If you cannot be with us in person, please be sure to vote your shares by proxy. This may be accomplished by:
(i) signing and dating the enclosed proxy card and returning it in the postage-paid return envelope; or (ii) voting your shares over the Internet; or (iii) voting your shares by telephone. Your prompt return of the card or vote over the Internet or by telephone will help your Company avoid additional solicitation costs. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person. Instructions for voting over the Internet or by telephone accompany this Proxy Statement.

                                       Sincerely,


                                       Scott Rudolph,
                                       Chairman, President and
                                       Chief Executive Officer


                                 NBTY, INC.
                  90 Orville Drive, Bohemia, New York 11716

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

            SUMMARY OF PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

      Notice is hereby given that the Annual Meeting of Stockholders of NBTY, Inc. (the "Company") will be held at the Wyndham Windwatch Hotel, 1717 Motor Parkway, Hauppauge, New York 11788 on May 14, 2001, at 10:00 A.M., local time for the purpose of considering and taking action on the following:

      (1) to re-elect four members to Class III of the Board of Directors, Arthur Rudolph, Michael C. Slade, Michael L. Ashner and Glenn Cohen to serve until the 2004 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The Board of Directors is divided into three Classes: Class I, Class II and Class III directors. Each Class serves for a term of three years;

      (2) to ratify the Board of Directors' designation of PricewaterhouseCoopers LLP as independent certified public accountants to audit the consolidated financial statements of the Company for the 2001 fiscal year; and

      (3) to transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders who were owners of NBTY, Inc. stock at the close of business on April 13, 2001 (record date) may attend and vote at the meeting.

      (This Summary is qualified in its entirety by the detailed information appearing within the Proxy Statement).

      We look forward to seeing you at the meeting.

                                       Cordially,

                                       Scott Rudolph
                                       Chairman of the Board, President
                                       and Chief Executive Officer

Bohemia, New York
April 17, 2001


                                 NBTY, INC.
                  90 Orville Drive, Bohemia, New York 11716

                               PROXY STATEMENT
                     FOR ANNUAL MEETING OF STOCKHOLDERS

                   INFORMATION CONCERNING THE SOLICITATION

      The Proxy Statement and enclosed Proxy are being furnished to all holders of the common stock, par value $.008 per share (the "Common Stock"), of NBTY, Inc. (the "Company"), a Delaware corporation, in connection with a solicitation of proxies, in the form enclosed, by the Board of Directors of the Company for use at the annual meeting of Stockholders to be held on May 14, 2001, and at any adjournments thereof (the "Meeting"). The persons named as proxies were selected by the Board of Directors of the Company.

      The Company anticipates first sending this Proxy Statement and the enclosed Proxy to its stockholders on or about April 17, 2001. The Company's Annual Report to Stockholders, which includes financial statements for the fiscal year ended September 30, 2000, has been mailed simultaneously with this Proxy Statement to stockholders entitled to vote at the Meeting. The Annual Report is not to be regarded as proxy soliciting material.

      The enclosed Proxy provides that each stockholder may specify that his or her shares be voted "FOR" the election of the named nominees to the Company's Board of Directors with provision to "WITHHOLD AUTHORITY" as to all nominees or any individual nominee or nominees; and voted "FOR", "AGAINST" or "ABSTAIN" from voting with respect to the Board of Directors' designation of PricewaterhouseCoopers LLP as independent certified public accountants to audit the consolidated financial statements of the Company for the 2001 fiscal year. If properly executed and returned in time for the Meeting, the enclosed Proxy will be voted as specified therein. Except with respect to broker non-votes, where a signed Proxy is returned, but no choice is specified, the shares will be voted "FOR" the election of each named nominee to the Company's Board of Directors, and ratification of the Company's independent public accountants. Under the General Corporation Law of the State of Delaware, the state in which the Company is incorporated, an abstaining vote is deemed to be "present" but is not deemed to be a "vote cast". As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have an effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum is present at the Meeting.

      All shares entitled to vote and represented by properly executed proxies received prior to the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

      If any other matters are properly presented at the Meeting for consideration, including, among other things, consideration of a motion to adjourn the Meeting to another time or place, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. The Company does not currently anticipate that any other matters will be raised at the Meeting or that the Meeting will be adjourned.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by filing with the Secretary of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares, or (ii) by attending the Meeting and voting in person (although attendance at the Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent proxy should be sent to NBTY, Inc., 90 Orville Drive, Bohemia, New York 11716, Attention: Secretary, or hand delivered to the Secretary, at or before the taking of the vote at the Meeting. Instructions for voting on the Internet or by telephone may be found in the Proxy Voting Instructions accompanying the proxy card.

      The Company has fixed the close of business on April 13, 2001 as the Record Date for determining the holders of its Common Stock who will be entitled to notice of and to vote at the Meeting. On September 30, 2000, the Company had issued and outstanding 68,289,000 shares of its Common Stock which are the only outstanding shares of the capital stock of the Company. Holders of the Company's Common Stock are entitled to one vote for each share owned of record. Shares representing a majority of the votes entitled to be cast by the holders of the outstanding shares of Common Stock must be represented in person or by proxy at the Meeting in order for a quorum to be present.

PROPOSAL ONE

                            ELECTION OF DIRECTORS

      The Company's Amended and Restated By-Laws provide that the members of the Board of Directors of the Company shall be divided into three classes and that the number of directors constituting the Board of Directors, and each Class thereof, shall from time to time be fixed and determined by a vote of a majority of the Company's entire Board of Directors serving at the time of such vote. The Board of Directors is now comprised of eleven members, with Class I consisting of three members, Class II consisting of four members and Class III consisting of four members, who shall serve until the end of each respective term, or until their successors are duly elected and qualified. The Board of Directors has nominated Arthur Rudolph, Michael C. Slade, Michael L. Ashner and Glenn Cohen for re-election to Class III.

      Directors are elected by a plurality of the votes cast at the Meeting by the holders of the shares present in person or represented by proxy at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the Meeting. Consequently, any shares not voted (whether by abstention, withholding authority or broker non-vote) have no impact in the election of directors, except to the extent the failure to vote for the individual results in another individual receiving a larger number of votes.

      Stockholders of the Company do not have cumulative voting rights with respect to the election of directors. It is the intention of the persons named in the enclosed form of Proxy to vote such proxy "FOR" the election of the named nominees for Class III directorships unless authorization is withheld on the Proxy. Should any nominee be unable or unwilling to serve as a director, which is not anticipated, it is intended that the named proxies will vote for the election of such other person or persons as they, in their discretion, may choose.

Information as to Director Nominees and Directors

      The following table provides information as of January 31, 2001, with respect to each of the Company's Directors and Director nominees.


Name and year first
 became a Director                                    Principal Occupation during
  of the Company        Age                               the past Five Years
---------------------------------------------------------------------------------

CLASS III-Terms Expiring at the 2001 Annual Meeting of Stockholders

Arthur Rudolph          73      Founded the Company in 1971 and had served as the Company's
  1971                          Chief Executive Officer and Chairman of the Board of Directors since that date until his resignation in September, 1993. Mr. Rudolph is now a consultant to the Company. He is a member of the Board of Direc-
                                tors and he is the father of Scott Rudolph.

Glenn Cohen             41      President of Glenn-Scott Landscape & Design.
  1988

Michael L. Ashner       48      President and Chief Executive Officer of Winthrop Financial Assoc., a
  1998                          firm engaged in the organization and administration of real estate lim-
                                ited partnerships.

Michael C. Slade        51      He was the President and an owner of Nutrition Headquarters Corp.,
  1998                          Nutro Labs, Inc. and Lee Nutrition, Inc., which companies were acquired by the Company in 1998.


CLASS II-Terms Expiring at the 2002 Annual Meeting of Stockholders

Scott Rudolph           43      The Chairman of the Board of Directors, President and Chief Execu-
  1986                          tive Officer of the Company. He served as the Chairman of the Board of Directors of Dowling College, Long Island, New York from 1997 through 2000. Currently, he is the Vice Chairman of the Dowling
                                College Board. He joined the Company in 1986. He is the son of
                                Arthur Rudolph.

Murray Daly             74      Formerly a Vice President of J. P. Egan Office Equipment Co., is
  1971                          a consultant to the office equipment industry.

Nathan Rosenblatt       44      President and Chief Executive Officer of Ashland Maintenance Corp.,
  1994                          a commercial maintenance organization located in Long Island City,
                                New York.

Peter White             46      President and Chief Executive Officer of I. J. White Corp., a company based in Farmingdale, New York, engaged in the worldwide engineer-
                                ing and manufacturing of conveying systems for the food industry.
                                Mr. White has been elected by the Board of Directors to fill the vacancy on the Board created by the resignation of Bud Solk.


CLASS I-Terms Expiring at the 2003 Annual Meeting of Stockholders

Aram Garabedian         65      Elected a State Senator of the State of Rhode Island in 2000 and had
  1971                          been a representative in that State's legislature from 1972 through
                                1978, 1998 through 2000. Since 1988, he has been a real estate developer in Rhode Island. He was associated with NBTY and its predecessor, Arco Pharmaceuticals, Inc., for 20 years in a sales capacity and as an officer.

Bernard G. Owen         73      He currently serves as Chairman of Wood-Hew Travel and had been
  1971                          associated with Pitkin, Owen Insurance Agency.

Alfred Sacks            73      President of Al Sacks, Inc., an insurance consulting firm.
  1971


      The Board of Directors recommends a vote FOR the re-election of the Class III Directors, Arthur Rudolph, Michael C. Slade, Michael L. Ashner and Glenn Cohen. In the event that any nominee named as a Class III director is unable to serve (which is not anticipated), the persons named in the Proxy may vote for another nominee of their choice.

Committees of the Board of Directors

      During fiscal 2000, the Board of Directors had four standing committees: (i) an Audit Committee; (ii) a Compensation and Stock Option Committee; (iii) a Nominating Committee; and (iv) a Strategic Planning Committee.

      The Audit Committee is comprised entirely of non-employee Directors and recommends to the Board independent auditors to audit the Company's financial statements; reviews the audit with the auditors and management; reviews the Company's dealings with Directors and their affiliates; reviews the Company's legal affairs; and consults with the auditors and management regarding risk management and the adequacy of financial and accounting procedures and controls. In carrying out its responsibilities, the Committee meets with the independent auditors in executive session, without members of management present.

      The Compensation and Stock Option Committee is comprised entirely of non-employee Directors and is responsible for developing compensation policies, including stock options, consistent with and linked to the Company's strategies. In addition, the Committee evaluates, in consultation with all outside Directors, the performance of the Company's Chief Executive Officer and recommends his compensation and that of all executive management to the Board annually; reviews and approves all other officers' compensation; and recommends to the Board the fees of outside Directors. The Committee's report on executive compensation can be found on page 10.

      The Nominating Committee establishes criteria for Board membership, searches for and screens candidates to fill vacancies on the Board, recommends an appropriate slate of candidates for election each year and, in this regard, evaluates the performance of individual Directors, assesses the overall performance of the Board and considers issues regarding the composition and size of the Board. Stockholders wishing to nominate Director candidates for consideration may do so by writing to the Secretary, NBTY, Inc., 90 Orville Drive, Bohemia, New York 11716 and providing the candidate's name, biographical data and qualifications.

      The Strategic Planning Committee may exercise the broad powers and authority granted to it under the Company's By-Laws, including such things as evaluating potential acquisitions, exploring new marketing areas and assisting in the formulation of major policy objectives.

      The chart below sets forth the composition of the Board's committees as of December 31, 2000, as well as the number of committee meetings each Director attended in 2000.


                                          Compensation/                    Strategic     Number of
                              Audit       Stock Option      Nominating     Planning      Meetings
      Member                Committee       Committee       Committee      Committee      in 2000
      --------------------------------------------------------------------------------------------

      Glenn Cohen                               *                                            2
      Murray Daly                                               *                            1
      Aram Garabedian           *                                                            2
      Bernard G. Owen                                           *                            1
      Nathan Rosenblatt         *                               *                            2
      Arthur Rudolph                            *               *              *             9
      Scott Rudolph                                             *              *             8
      Alfred Sacks                              *                                            3
      Michael L. Ashner         *                                                            2
      Michael C. Slade                                                         *             5

--------------------
*     Member

      During 2000 the Board convened four regular board meetings. No special board meetings were held. Each of the directors attended all of the board meetings and the meetings of the Committees of which they were members.

Compensation of Directors

      During fiscal 2000, each outside Director earned an annual retainer of $20,000 for a total of $180,000 for services rendered as Directors. Each Director is entitled to reimbursement for out-of-pocket expenses to attend meetings. Any Director who is an officer of the Company did not receive additional compensation for his services as a Director.

      The Company does not offer a pension plan to its outside Directors.

Principal Stockholders and Security Ownership of Management

      The following table sets forth the number of shares of Common Stock beneficially owned by (i) each Director of the Company, (ii) the Chief Executive Officer and the five other most highly compensated Executive Officers, (iii) the Directors and Executive Officers as a group as of December 31, 2000, except as otherwise indicated. The Company is not aware of any other stockholders owning 5% or more of its Common Stock.


                                               Number of Shares
                                                 Beneficially       Percentage
                   Directors                     Owned(a)(b)        Ownership
                   -----------------------------------------------------------

      Scott Rudolph(c)                            12,670,126           18.6
      Arthur Rudolph(c)                            1,586,893            2.3
      Aram Garabedian                                 96,000            *
      Bernard G. Owen                                 99,400            *
      Alfred Sacks                                    95,000            *
      Murray Daly                                     88,000            *
      Glenn Cohen                                     60,000            *
      Nathan Rosenblatt                               30,000            *
      Michael L. Ashner                               65,000            *
      Michael C. Slade(d)                          2,200,698            3.1
      Peter White                                      2,000            *

         Other Named Executive Officers
         ------------------------------

      Harvey Kamil                                 1,541,725            2.3
      William Shanahan                               205,000            *
      James P. Flaherty                              131,750            *

                     Other
                     -----

      All Directors and Executive Officers
       as a group (14 persons)(a)(b)(c)           18,871,592           27.63
      Morgan Stanley Dean Witter & Co.(e)          4,773,077            6.97
      NBTY, Inc. Employees'
       Stock Ownership Plan(a)                     3,095,109            4.5

--------------------
(a) Each stockholder shown on the table has sole voting and investment power with respect to the shares beneficially owned.
(b) Each named person or group is deemed to be the beneficial owner of securities which may be acquired within 60 days through the exercise or conversion of options, if any, and such securities are deemed to be outstanding for the purpose of computing the percentage beneficially owned by such person or group. Such securities are not deemed to be outstanding for the purpose of computing the percentage of class beneficially owned by any other person or group. Accordingly, the indicated number of shares includes shares issuable upon exercise of options (including employee stock options) and any other beneficial ownership of securities held by such person or group.
(c) Includes shares held in a Trust created by Arthur Rudolph for the benefit of Scott Rudolph and others.
(d) Includes shares held in a Trust for the benefit of Ruth Slade, the wife of Michael C. Slade. Mr. Slade is a trustee of this Trust.
(e)   Based upon current 13D and 13G reported information.
An asterisk (*) in the above table means percentage ownership of less than one percent.

                           EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company who served in such capacities as of September 30, 2000 for services rendered to the Company during each of the last three fiscal years.


                                                                            Long-Term
                                                                       Compensation Awards            All Other
                                          Annual Compensation       -------------------------       Compensation:
         Name and                        ----------------------     Restricted       Stock           Pension Plan
    Principal Position          Year     Salary($)     Bonus($)      Stock($)      Options(#)     and 401(k) Plan($)
    ----------------------------------------------------------------------------------------------------------------

Scott Rudolph                   2000      621,792      425,000                     1,000,000            7,316
  Chairman of the Board,        1999      609,600      500,000                       260,000            4,801
  President and Chief           1998      600,008      400,000                     1,050,000            7,672
  Executive Officer

Harvey Kamil                    2000      310,896      200,000                       250,000            7,316
  Executive Vice President,     1999      304,800      225,000                       250,000            4,801
  Chief Financial Officer       1998      300,000      225,000                       150,000            7,672

Michael C. Slade                2000      295,916       50,000                        30,000            7,316
  Senior Vice President         1999      275,000            -                             -            3,312
  Strategic Planning            1998            -            -                             -                -

James Flaherty                  2000      185,000       75,000                        30,000            7,316
  Vice President                1999      174,700       75,000                        20,000            4,801
  Marketing & Advertising       1998      167,500       75,000                        30,000            7,672

William Shanahan                2000      165,000       70,000                        20,000            7,316
  Vice President                1999      152,000       60,000                        20,000            4,801
  Data Processing               1998      146,000       60,000                        30,000            7,672


Employment and Consulting Agreements

      Scott Rudolph, Chairman of the Board, President and Chief Executive Officer of the Company, entered into an employment agreement with the Company effective February 1, 1994, as amended, to terminate in January, 2004. During the period of the employment agreement, the salary payable to Mr. Rudolph shall be fixed by the Board of Directors of the Company, provided that in no event will the executive salary be at a rate lower than $600,000 per year, with bonuses, certain fringe benefits accorded other executives of the Company, and with annual cost of living index increases.

      Harvey Kamil, Executive Vice President, Chief Financial Officer and Secretary of the Company, entered into an employment agreement with the Company effective February 1, 1994, as amended, to terminate in January, 2004. During the period of the employment agreement, the salary payable to Mr. Kamil shall be fixed by the Board of Directors of the Company, provided that in no event will the executive salary be at a rate lower than $300,000 per year, with bonuses, certain fringe benefits accorded other executives of the Company, and with annual cost of living index increases.

      Each of the above agreements also provides for the immediate acceleration of the payment of compensation for the term of the contract and the registration for sale of all issued stock, stock options and shares underlying options in the event of certain changes of control, or involuntary (i) termination of employment, (ii) reduction of compensation, or (iii) diminution of responsibilities or authority.

      Effective January 1, 1997, the Company entered into a consulting agreement with Rudolph Management Associates, Inc. for the services of Arthur Rudolph, a Director and founder of the Company. The agreement has been renewed for successive one-year terms to provide services through December 31, 2001 with the consulting fee fixed by the Board of Directors of the Company, provided that in no event will the consulting fee be at a rate lower than $400,000 per year, payable monthly, with certain fringe benefits accorded to other executives of NBTY.

      On April 20, 1998, the Company entered into a one-year consulting agreement with Michael C. Slade, one of the former shareholders of Nutrition Headquarters Group. Under the terms of the agreement, as amended, Mr. Slade is the Senior Vice President-Strategic Planning of the Company and the President of Nutrition Headquarters Group subsidiary. He receives an annual compensation of not less than $275,000 renewable at Mr. Slade's option, for up to two additional one-year periods. The agreement also provides for fringe benefits accorded other executives of NBTY. Mr. Slade has exercised his option to renew through 2001.

      Four members of Holland & Barrett's senior executive staff have service contracts with the Company, terminable by the Company upon twelve months notice, at annual salaries ranging between approximately $75,000 and $200,000.

Options Grants in Last Fiscal Year

      The following table shows the stock options grants made to the executive officers named in the Summary Compensation Table during the last fiscal year. There were 4,000,000 stock options authorized for issuance under a stock option plan (the "Plan") approved by stockholders. A total of 2,287,500 stock options were granted to employees in the year ended September 30, 2000, thereby leaving 1,712,500 shares remaining available for issuance under the Plan.

                     OPTIONS GRANTED IN FISCAL YEAR 2000


                                                                                    Potential Realizable
                                Individual Grants                                         Value at
                     ----------------------------------------                          Assumed Annual
                                      % of                                             Rates of Stock
                     Number of      Options                                                Price
                     Securities     Granted        Exercise                             Appreciation
                     Underlying     Employee       or Base                           for Option Term(1)
                      Options          in           Price         Expiration     --------------------------
      Name            Granted         Year       ($/Sh)(2)(3)      Date(4)           5%             10%
-----------------------------------------------------------------------------------------------------------

Scott Rudolph        1,000,000       43.7%          $5.875           2010        $9,524,186     $15,099,708
Harvey Kamil           250,000       10.9%          $5.875           2010        $2,381,046     $ 3,774,927
Michael C. Slade        30,000        1.3%          $5.875           2010        $  285,726     $   457,147
James Flaherty          30,000        1.3%          $5.875           2010        $  285,726     $   457,147
William Shanahan        20,000        0.8%          $5.875           2010        $  190,484     $   304,765

--------------------
<F1>  Potential realizable value assumes that the Company's Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the option expires. These numbers are calculated based on the Securities and Exchange Commission's requirements and do not represent an estimate by the Company of future stock price growth.
<F2>  The exercise price and tax withholding obligations may be paid in cash and, subject to certain conditions or restrictions, by delivery of already owned shares, pursuant to a subscription agreement or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.
<F3>  Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by the closing price reported on The Nasdaq Stock Market on the date of grant.
<F4>  Stock options have a ten-year term.

                            --------------------

Aggregated option exercise in 2000 and fiscal year-end option values table

      The following table shows information concerning the exercise of stock options by each of the Officers during fiscal 2000 and the value of all remaining exercisable and unexercisable options at September 30, 2000, on a pre-tax basis.


                                                      Number of securities        Value of unexercised
                        Shares          Value        underlying unexercised           in-the-money
                     acquired on       realized        options at 9/30/00        options at 9/30/00 ($)
      Name           exercise (#)       ($)(a)         (#) exercisable(b)       exercisable/unexercisable
      ---------------------------------------------------------------------------------------------------

Scott Rudolph          500,000        $2,862,500           2,310,000                   $15,453,900
Harvey Kamil           250,000           320,000             250,000                       203,750
James Flaherty          30,000           390,015              30,000                        24,360
James Flaherty          20,000           278,750                   -                             -
William Shanahan        20,000           111,400              20,000                        16,300

--------------------
(a) Calculated by subtracting the exercise price from the market value of the Common Stock as of the exercise date.
(b)   The securities underlying the options are shares of Common Stock.

Employees' Stock Ownership Plan

      The Company has an Employees' Stock Ownership Plan pursuant to which the Company can elect to make contributions of cash and/or Common Stock to a related trust for the benefit of all employees as defined.

      All employees of the Company, including officers, over the age of 21 and who have been employed by the Company for at least one year are eligible participants in the Plan.

      Contributions are made on a voluntary basis by the Company. There is no minimum contribution required in any one year.

      There will be no contributions required by an employee. All contributions will be made by the Company at the rate of up to 15% of the Company's annual payroll, at the discretion of the Company. Each eligible employee receives an account or share in the Trust and the cash and/or shares of stock contributed to the Plan each year are credited to his or her account.

      Once an associate is eligible, a portion of the stock in his or her account becomes "vested" each year, as follows:


       Number of Years       Percentage of Shares
          Of Service           Earned Each Year
       ---------------       --------------------

      Less than 2  0%
      2, but less than 3             20%
      3, but less than 4             20%
      4, but less than 5             20%
      5, but less than 6             20%
      6 or more                      20%

Defined Contribution Savings Plan

      The Company has adopted a Defined Contribution Savings Plan qualified under Section 401(k) of the Internal Revenue Code (the "Code"). The employees of the Company who have completed six months of service and have attained the age of twenty and one-half may elect to contribute to this Plan in accordance with the Company's guidelines. Each year the Board of Directors will vote to determine the amount, if any, of matching contributions up to a maximum equal to the lesser of 2% percent of each employee's annual gross compensation or the amount contributed, if any, by each employee.

       REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION

Overview

      The Compensation Committee of the Board of Directors (the "Committee") oversees the Company's executive compensation programs. The Committee is composed of three non-employee directors. The Committee reviews and approves the compensation philosophy and program design, and individual officer base salary, annual cash bonus and stock option grants. Among other responsibilities, the Compensation Committee reviews and approves various officer and general employee compensation and benefits policies and practices.

Executive Officer Compensation Policies

      Compensation packages generally include base salary, stock options, executive benefits, and in certain years, a performance bonus. Factors considered have typically included the results of the performance review of each Executive Officers' performance and an evaluation of the significance of the executives' contribution to the Company. The compensation packages have been designated to attract and retain experienced and well-qualified executive officers who will enhance the performance of the Company.

      The Committee believes that Company tenure and the level of responsibility undertaken by individual executives should be appropriately reflected in the establishment of base salary amounts. Additionally, the Committee believes that the performance-based bonus structure is of key importance. Accordingly, for officers in charge of sales divisions, a material portion of total bonus eligibility is tied to year-to-year improvement in financial and operational indicators measured at the divisional level. For officers in charge of corporate departments, bonuses are based in large part on improvements in the performance of that division. The Committee believes that these standards serve to align the interests of executives with those of stockholders.

      The Company has attempted to set the base salary of its officers to be competitive within the nutritional supplement industry. In addition, base salaries have reflected the Company's operating philosophy, strategic direction and cost-conscious orientation. The Company conducts performance reviews to determine and adjust each executive officer's base salary. During the past 10 years, stock options have generally been a component of officers' total compensation. Since stock options become exercisable over a ten-year period, their ultimate value is dependent on the long-term appreciation of the Company's stock price. Such options are intended to increase officers' equity interests in the Company, providing executives with the opportunity to share in the future value they are responsible for creating. In addition to the standard benefits package offered to its officers, the Company provides company cars to all of its officers. The Company's compensation philosophy for its officers is similar to that of all employees.

      The Company's Compensation Committee has determined generally to retain base salary, stock options, benefits and performance bonuses as components in the Company's executive compensation packages. In setting the compensation levels for Executive Officers, the Committee expects to be guided by the following considerations:

      - compensation levels should be competitive with compensation generally being paid to executives in other nutritional supplement companies;

      - a significant portion of the officer's compensation may be awarded in the form of stock options to closely link shareholder and executive interests and to encourage stock ownership by executive officers;

      - each individual officer's compensation should, to the extent possible, reflect the performance of the Company as a whole, the performance of the officers' business unit, and the performance of the individual executive; and

      - executive compensation should reflect the Company's unique, entrepreneurial and cost-conscious orientation.

Summary

      The Compensation Committee is committed to attracting, motivating and retaining individuals who will help the Company meet the increasing challenges of the nutritional supplement industry. The Compensation Committee recognizes its responsibility to the Company's stockholders to increase the value of the Company's Common Stock and intends to continue to review, establish and implement compensation policies that are consistent with competitive practices, are based on the Company's and the officers' performance and permit the Company to attract, motivate and retain executives who will lead the Company.

      The Compensation Committee annually establishes the base salaries, subject to the approval of the Board of Directors, and incentive compensation which will be paid to the Company's officers. In setting compensation, the Compensation Committee generally takes into account a number of factors, including the Company's results of operations and other Company performance measures, competitive compensation data, comparisons of salaries, incentive compensation terms and responsibilities among the Company's officers, the desired proportion of incentive compensation in the officer's total compensation package and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities and job performance. The Compensation Committee does not generally expressly assign greater weight to any one or more such factors than to others.

      Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee has determined that the Executive Bonus Plan and stock options granted by the Compensation Committee under the Company's 1991 Option Plan or the 2001 Option Plan with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant shall be treated as "performance-based compensation."

                                       COMPENSATION COMMITTEE

                                       Arthur Rudolph, Chairman
                                       Alfred Sacks
                                       Glenn Cohen

      The foregoing report of the Compensation Committee is not "soliciting material" and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Report of the Audit Committee

      The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended September 30, 2000.

      The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, which relates to the accountant's independence from the Company and its related entities, and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

      The Audit Committee acts pursuant to the Audit Committee Charter. Each of the members of the Audit Committee qualifies as an "independent" Director under the current listing standards of National Association of Securities Dealers.

      The firm of PricewaterhouseCoopers LLP served as the Company's independent auditor for the fiscal year ended September 30, 2000. As stated in Proposal Two, the Board has selected PricewaterhouseCoopers LLP to serve as the Company's independent auditors for the fiscal year ending September 30, 2001.

      Audit services performed by PricewaterhouseCoopers LLP consisted of the examination of the Company's financial statements, services related to filings with the Securities and Exchange Commission and financial information systems implementation. All fees paid to PricewaterhouseCoopers LLP were reviewed and considered for independence by the Audit Committee.

                     Fiscal 2000 Audit Firm Fee Summary

      During fiscal 2000, we retained PricewaterhouseCoopers LLP to provide services in the following categories and amounts:


      U.S. Audit Fees                         $242,500
      U.K. Audit Fees                           53,800
      U.S. Quarterly Reviews and Expenses       32,356
      U.K. Quarterly Reviews and Expenses       28,580
      Financial Information
      Systems Implementation                   194,922
      All Other Fees                           118,745

      Based on the review and discussion referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000.


                                       AUDIT COMMITTEE

                                       Aram Garabedian, Chairman
                                       Michael L. Ashner
                                       Nathan Rosenblatt

PROPOSAL TWO

               APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has appointed PricewaterhouseCoopers LLP as independent auditors of the Company to audit its consolidated financial statements for 2001 and has determined that it would be desirable to request that the stockholders approve such appointment.

      PricewaterhouseCoopers LLP has served the Company and its subsidiaries as independent auditors for many years. Representatives of PricewaterhouseCoopers LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Vote Required for Approval

      Stockholder approval is not required for the appointment of PricewaterhouseCoopers LLP, since the Board of Directors has the responsibility for selecting auditors. However, the appointment is being submitted for approval at the Meeting. No determination has been made as to what action the Board of Directors would take if stockholders do not approve appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.

Performance Graph

      The following graph illustrates, for the period from September, 30, 1995 (Base Year) through September, 30, 2000, the cumulative total shareholder return of $100 invested in (1) The Company's Common Stock, (2) Nasdaq Stock Market-US and (3) Nasdaq Health Services.

                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
           AMONG NBTY, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                    AND THE NASDAQ HEALTH SERVICES INDEX


                                                  Cumulative Total Return
                               -------------------------------------------------------------
                                9/95       9/96       9/97       9/98       9/99       9/00
                                -----------------------------------------------------------

NBTY, INC.                     100.00     290.11     371.43     415.38     402.20     344.49
NASDAQ STOCK MARKET (U.S.)     100.00     118.68     162.92     165.50     270.38     358.96
NASDAQ HEALTH SERVICES         100.00     130.42     131.87      88.71      82.13      95.16

--------------------
* $100 INVESTED ON 9/30/95 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING SEPTEMBER 30.

                                   NASDAQ


                         Fiscal year ended      Fiscal year ended
                         September 30, 2000     September 30, 1999
                         ------------------     ------------------
                           High      Low          High      Low
                           ------------------------------------

      First Quarter        12.50     6.75         10.00     4.38
      Second Quarter       16.00     9.94          8.00     4.63
      Third Quarter        19.06     5.94          6.88     4.44
      Fourth Quarter        7.88     5.75          9.00     5.81

      On December 7, 2000, the closing sale price of the Common Stock was $5.03. There were approximately 990 record holders of Common Stock as of December 7, 2000. The Company believes that there were in excess of 10,000 beneficial holders of Common Stock as of such date.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's Officers and Directors, and persons who own more than ten percent of the registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during 2000, its officers, Directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company has had, and in the future may continue to have, business transactions with firms affiliated with certain of the Company's Directors. Each such transaction is in the ordinary course of the Company's business.

      During the fiscal year ended September 30, 2000, the following transactions occurred:

            Gail Radvin, Inc., a corporation wholly-owned by Gail Radvin, received commissions from the Company totaling $520,000 on account of sales in certain foreign countries and had trade receivable balances of approximately $2.5 million as of September 30, 2000. Gail Radvin is the sister of Arthur Rudolph (a Director) and the aunt of Scott Rudolph (Chairman and President).

            Glenn-Scott Landscaping & Design, a company owned by Glenn Cohen, a Director, performed landscaping and maintenance on the Company's properties and received $81,477 in compensation.

                          EXPENSES OF SOLICITATION

      All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies and voting instruments may be solicited by Directors, Officers and employees of the Company in person or by telephone, telegram or other means of communication. Such Directors, Officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokers, custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

               PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

      Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next Annual Meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next Annual Meeting, stockholder proposals must be received by the Company no later than December 31, 2001, and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company's By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an Annual Meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 70 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. If the date of the Annual Meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If a stockholder who has notified the Company of his or her intention to present a proposal at an Annual Meeting does not appear or send a qualified representative to present his or her proposal at such meeting, the Company need not present the proposal for a vote at such meeting.

                                OTHER MATTERS

      The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

      A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000, as filed with the SEC, excluding exhibits, may be obtained by stockholders without charge by written request addressed to: Secretary, 90 Orville Drive, Bohemia, New York 11716 or may be accessed on the Internet at: http://www.NBTY.com.


                                       BY ORDER OF THE BOARD OF DIRECTORS,

                                       Scott Rudolph
                                       Chairman of the Board, President and
                                       Chief Executive Officer

April 17, 2001


                                 Appendix A


                                 NBTY, INC.
                           AUDIT COMMITTEE CHARTER
                           -----------------------

Purpose

      The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements.

      In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

      The Committee shall review the adequacy of this Charter on an annual basis.

Membership

      The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

      Accordingly, all of the members will be Directors:

      1. who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

      2. who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Meetings

      The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate.

Key Responsibilities

      The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

      The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

      * The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

      * As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

      * The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company' internal controls.

      *     The Committee shall:

            * request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

            * discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

            * recommend that the Board take appropriate action to oversee the independence of the outside auditor.

      * The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

                                 NBTY, INC.
                              90 Orville Drive
                          Bohemia, New York  11716

                Annual Meeting of Stockholders to be held on
                   May 14, 2001 at 10:00 A.M., Local Time

      The undersigned hereby appoints Harvey Kamil and Michael C. Duban as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Common Stock of NBTY, INC. (the "Company") held of record by the undersigned on April 13, 2001, at the Annual Meeting of Stockholders to be held at the Wyndham Windwatch Hotel, 1717 Motor Parkway, Hauppauge, New York 11788, on May 14, 2001 at 10:00 AM, local time for the purpose of considering and taking action on the following:

                       (To be Signed on Reverse Side.)

                       Please date, sign and mail your
                    proxy card back as soon as possible!

                      Annual Meeting of Stockholders of

                                 NBTY, INC.

                                May 14, 2001

                          PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have you control number available when you access the web page.

YOUR CONTROL NUMBER IS        ------>                  ____________________


               Please Detach and Mail in the Envelope Provided

A  [X]  Please mark your
        votes as in this
        example.

DIRECTORS RECOMMEND A VOTE FOR ELECTION OF DIRECTORS AND A VOTE FOR PROPOSAL 2.

                         FOR         WITHHOLD
                    ALL NOMINEES   ALL NOMINEES
1.  ELECTION OF          [ ]            [ ]        Nominees: Arthur Rudolph
    DIRECTORS:                                               Michael C. Slade
                                                             Michael L. Ashner
                                                             Glenn Cohen

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
FOR ANY INDIVIDUAL NOMINEE, PLACE AN "X" IN THE
WITHHOLD BOX ABOVE AND STRIKE A LINE THROUGH
THE NOMINEES NAME LISTED AT RIGHT.

                                         FOR        AGAINST      ABSTAIN
2.  RATIFICATION OF PRICEWATERHOUSE-     [ ]          [ ]          [ ]
    COOPERS LLP AS INDEPENDENT CERTIFIED
    PUBLIC ACCOUNTANTS TO AUDIT THE
    CONSOLIDATED FINANCIAL STATEMENTS OF
    THE COMPANY FOR THE 2001 FISCAL YEAR.

PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

"NOTE" SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

-------------------------  ---------   --------------------------  ---------
Signature                  Date        Signature if Held Jointly   Date
(NOTE: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If more persons, all should sign.)